Item 77Q(a)
Copies of Any Material Amendments to the Regisrant's By-Laws or Charter

INDEPENDENCE ONE MUTUAL FUNDS

Amendment No. 13
to the
DECLARATION OF TRUST

Dated January 9, 1989


	THIS Declaration of Trust is amended as follows:

A.	Strike the first sentence of Section 5 of Article XII from the
Declaration of Trust and substitute in its place the following:

Section 5.  Offices of the Trust, Filing of
Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be c/o
Donnelly, Conroy & Gelhaar, 73 Tremont Street,
Boston, Massachusetts 02108, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

	The undersigned, President and Secretary, hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent on the 28th day of January, 2000.

	WITNESS the due execution hereof this 29th day of January, 2000.


/s/ Edward C. Gonzales		/s/ C. Grant Anderson
Edward C. Gonzales, President	C. Grant Anderson, Secretary


INDEPENDENCE ONE MUTUAL FUNDS

Amendment No. 14
to
DECLARATION OF TRUST
dated January 9, 1989
This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

Independence One Equity Plus Fund
Class A Shares
Class B Shares
Trust Shares
Independence One Fixed Income Fund
Class A Shares
Class B Shares
Trust Shares
Independence One International Equity Fund
Class Y Shares
Independence One Michigan Municipal Bond Fund
Class Y Shares
Independence One Michigan Municipal Cash Fund
Class K Shares
Class Y Shares
Independence One Prime Money Market Fund
Class K Shares
Class Y Shares
Independence One Small Cap Fund
Class Y Shares
Independence One U.S. Government Securities Fund
Class B Shares
Class Y Shares
Class K Shares, and
Independence One U.S. Treasury Money Market Fund
Class K Shares"

	The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by Unanimous Consent of the Board of Trustees on April 12, 2000.
WITNESS the due execution hereof this 13th day of April, 2000.

/s/ Robert E. Baker		/s/ Harry J. Nederlander
Robert E Baker	Harry J. Nederlander

/s/ Harold Berry		/s/ Thomas S. Wilson
Harold Berry	Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes


INDEPENDENCE ONE MUTUAL FUNDS

Amendment No. 15
to
DECLARATION OF TRUST
dated January 9, 1989
This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

Independence One Equity Plus Fund
Class A Shares
Class B Shares
Trust Shares
Independence One Fixed Income Fund
Class A Shares
Class B Shares
Trust Shares
Independence One International Equity Fund
Class Y Shares
Independence One Michigan Municipal Cash Fund
Class K Shares
Class Y Shares
Independence One Prime Money Market Fund
Class K Shares
Class Y Shares
Independence One Small Cap Fund
Class Y Shares
Independence One U.S. Government Securities Fund
Class B Shares
Class Y Shares
Class K Shares, and
Independence One U.S. Treasury Money Market Fund
Class K Shares"



B.	Strike the first sentence of Section 5 of Article XII from the
Declaration of Trust and substitute in its place the following:

Section 5.  Offices of the Trust, Filing of
Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts as determined by the Trustees, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.


	The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on June 6, 2000.

WITNESS the due execution hereof this 6th day of June, 2000.


/s/ Robert E. Baker		/s/ Harry J. Nederlander
Robert E. Baker	Harry J. Nederlander

/s/ Harold Berry		/s/ Thomas S. Wilson
Harold Berry	Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes

INDEPENDENCE ONE MUTUAL FUNDS

Amendment No. 16
to
DECLARATION OF TRUST
dated January 9, 1989
This Declaration of Trust is amended as follows, effective as of June
30, 2000:

A.	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article
XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

Independence One Equity Plus Fund
Class A Shares
Class B Shares
Trust Shares
Independence One Fixed Income Fund
Class A Shares
Class B Shares
Trust Shares
Independence One International Equity Fund
Class A Shares
Independence One Michigan Municipal Cash Fund
Class K Shares
Class Y Shares
Independence One Prime Money Market Fund
Class K Shares
Class Y Shares
Independence One Small Cap Fund
Class A Shares
Independence One U.S. Government Securities Fund
Class A Shares
Class B Shares
Class K Shares, and
Independence One U.S. Treasury Money Market Fund
Class K Shares"

	The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting held on June 6, 2000.
WITNESS the due execution hereof this 30th day of June, 2000.


/s/ Robert E. Baker		/s/ Harry J. Nederlander
Robert E. Baker	Harry J. Nederlander

/s/ Harold Berry		/s/ Thomas S. Wilson
Harold Berry	Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes